DREYFUS AGGRESSIVE GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that the Dreyfus Aggressive Growth Fund, a portfolio of the Dreyfus Growth & Value Funds, Inc., provided a total return of 81.68% since inception (9/29/95) through its fiscal year-end 8/31/96.* These start-up results compare extremely favorably with a total return of 13.91% for the Standard & Poor's 500 Composite Stock Price Index and 8.88% for the Russell 2000 Index of smaller capitalization stocks for the same period.** We are proud of this achievement. It is important to note, however, that a number of favorable circumstances came together to create this record. In particular, the Fund's relatively small asset size and a period of high stock market performance, notably in the initial public offering sector where the Fund had significant exposure, contributed to much of the Fund's success.
    While the Dreyfus Aggressive Growth Fund has the flexibility to invest in small, large and midcap companies, the Fund currently focuses heavily on smaller company stocks through its approach to target investments in fast-growing, innovative companies, many of which are young companies in very early stages of strong revenue and earnings growth. The Fund's basic investment philosophy emphasizes strong future earnings and revenue growth, focusing on the next twelve to eighteen months. This evolves from the strong historical stock market relationship between a company's year-over-year relative earnings growth performance and the company's relative stock price performance.
    The portfolio construction process emphasizes a bottom-up style of selecting stocks, favoring companies in higher-growth businesses with exciting new product and market opportunities. The overall portfolio structure currently has and usually will have the typical volatile, growth-oriented characteristics which result from heavy sector-specific emphasis and large stock positions in the most attractive ideas. The twenty-five largest positions generally will comprise 70% to 80% of the portfolio assets.
ECONOMIC REVIEW
    The robust pace of the U.S. economy in the first half of 1996 was broken only temporarily by July's sluggishness. Somewhat faster growth is again evident. However, above-trend economic expansion this year is accompanied by deteriorating growth in reported corporate profits. Instead, faster economic growth has raised fears of higher future inflation, even while reported inflation remains tame. These inflation fears pushed bond yields higher and built expectations for a Federal Reserve Board tightening.
    This year's economic strength is due in large part to robust domestic demand that has kept inventories lean. Real Gross Domestic Product grew 3.4% in the first half, driven largely by consumer spending and housing investment. Industrial output likewise surged, although producers bent on meeting demand have been unable to also rebuild inventory. Support for sustained consumer spending growth is coming from new jobs, wage increases, low summer utility bills and a fall hike in the minimum wage. In addition, new orders for exports and capital goods-both sluggish sectors this summer-have recently reaccelerated. This leaves homebuilding as one major sector where slower activity is becoming apparent. Corporate profits are not sharing this year's prosperity as profit growth is now decelerating.
    Core consumer price inflation remains moderate. However, rising food and energy prices have begun to pull the overall inflation rate higher, and wage increases have accelerated in this year's tight labor market. Hence, reports of a faster economic pace have boosted fears of inflation acceleration. In response, bond yields have risen substantially this year, and short-term market rates have also surged on expectations of a Federal Reserve tightening in coming months. So far, long-term rates have risen more than short-term rates, forcing the yield curve to steepen. A steep yield curve is usually supportive of sustained growth in the real economy.
    The debate about whether the economy might slow without a move by the Fed to raise interest rates is being resolved by incoming evidence of renewed growth following July's brief slowdown. The Fed's hopes for a growth slowdown towards 2% in the second half have not yet materialized.
MARKET OVERVIEW
    The securities markets remained robust through a good part of the last 12 months but stumbled in late June and July of this year. The summer sell-off was due to a number of factors, among them the higher price levels and price-to-earnings ratios that many stocks had already achieved, and indications that corporate profits might not be as strong in the last half of the year as in the first half. The overriding influence, however, was the market's anticipation of what the Federal Reserve might do about interest rates.
    In late 1995 and early 1996, the Fed was preoccupied with offsetting economic weakness. Hence the series of cuts in short-term rates initiated by the Fed, the last one occurring at the end of January, 1996. After that, through August 31, the Fed adopted a hands-off posture in regard to interest rates. However, the stock and bond markets expected the Fed to shift gears and slam on the monetary brakes as the economy continued to expand.
    These fears of an anti-inflation move by the Fed were particularly acute in June and July, leading to a sharp shakeout in securities prices-among bonds as well as stocks. The high-flying technology stocks were affected the most, but large capitalization blue chips also experienced setbacks. Prices of outstanding bonds slumped as interest rates rose.
    As July gave way to August, the markets appeared to make an adjustment to the interest rate outlook, and regained some of the ground lost earlier. However, high anxiety still prevailed as the country moved into the Fall season, bringing with it the unknowns of the pending Presidential and Congressional elections.
PORTFOLIO FOCUS
    The portfolio's heaviest overweightings were in health care and technology, emphasizing many very small companies and including several new-company initial public offerings. These sectors contributed most to both the portfolio's surging outperformance through May and the sharp underperformance suffered in June and July. In the sell-off, many of the Fund's largest holdings that had first risen significantly corrected much more severely than even the worst-performing market averages despite the lack of any negative company-specific news events. While sharp, short-term portfolio value declines are discomforting, the investment focus on a one-year and longer time horizon led the Fund to maintain a fully invested position focusing more on long-term stock selection than short-term market timing.
    The six largest portfolio holdings represent over 25% of the Fund's assets and reflect an aggressive growth emphasis on technology (Mercury Interactive, Microware Systems), health care (VimRx Pharmaceutical, Fuisz Technologies) and consumer growth (Ultrafem, Cinar Films). These are companies that have tremendous above-average growth opportunities via new product introductions in 1996, 1997 and 1998. While the excessive aggressive growth euphoria of the spring of 1996 has waned, we are optimistic on the stock market outlook as we approach 1997, given the current background combination of moderate sustained economic growth, only slightly rising inflation and interest rates, plus solid prospects for 1997 earnings and dividend growth in most equity market sectors. The Aggressive Growth Fund is positioned in companies with outstanding 1997 growth prospects that should reward shareholders as we build toward our goal for outstanding long-term investment performance.
    We thank you for your confidence in the Fund and look forward to serving your investment needs.
                              Sincerely,

                          [Michael L. Schonberg signature logo]

                              Michael L. Schonberg
                              Portfolio Manager
September 13, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.


DREYFUS AGGRESSIVE GROWTH FUND                             AUGUST 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS AGGRESSIVE GROWTH FUND AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$18,168
Dreyfus Aggressive
Growth Fund
$11,391
Standard & Poor's 500
Composite Stock
Price Index*
*Source: Lipper Analytical Services, Inc.]
ACTUAL AGGREGATE TOTAL RETURN
                                          FROM INCEPTION (9/29/95)
                                          TO AUGUST 31, 1996
                                          ______________
                                          81.68%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Aggressive Growth Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poors 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                                     AUGUST 31, 1996
COMMON STOCKS-115.6%                                                                                 SHARES            VALUE
                                                                                                     _______           _______
  COMMERCIAL SERVICES-10.1%          Corrections Corporation of America           (a)                150,000   $     4,837,500
                                     Katz Digital Technologies..............                         150,000           637,500
                                     NuCo2..................................                         130,000         3,380,000
                                     PC Service Source......................      (a)                115,000         1,610,000
                                     Quintel Entertainment..................                         250,000         1,625,000
                                                                                                                       _______
                                                                                                                    12,090,000
                                                                                                                       _______
  CONSUMER DURABLES-.7%              Black Rock Golf........................                         140,000           805,000
                                                                                                                       _______
  CONSUMER
    NON-DURABLES-5.2%                Ultrafem...............................                         265,000         5,962,500
                                     Vista 2000.............................      (a)                350,000           218,750
                                                                                                                       _______
                                                                                                                     6,181,250
                                                                                                                       _______
  CONSUMER SERVICES-14.2%            Alma International.....................      (a)              1,000,000         3,000,000
                                     Casino Data Systems....................      (a)                210,000         3,858,750
                                     Checkfree..............................                         170,000         2,826,250
                                     Cinar Films, Cl. B.....................      (a)                205,000         4,894,375
                                     Koo Koo Roo............................      (a)                75,000            590,625
                                     Wiztec Solutions.......................                         250,000         1,781,250
                                                                                                                       _______
                                                                                                                    16,951,250
                                                                                                                       _______
  ELECTRONIC
    TECHNOLOGY-10.6%                 Advanced Photonix, Cl. A...............      (a)               420,000          1,443,750
                                     Gilat Satellite Networks...............      (a)                220,000         4,317,500
                                     MRV Communications.....................      (a)                150,000         2,997,656
                                     Personal Computer Products.............      (a)              1,325,000         2,442,969
                                     Tridex.................................      (a)                150,000         1,490,625
                                                                                                                       _______
                                                                                                                    12,692,500
                                                                                                                       _______
  ENERGY MINERALS-2.2%               Rutherford-Moran Oil...................                         110,000         2,681,250
                                                                                                                       _______
  FINANCE-10.5%                      ASTA Funding...........................                          40,000           220,000
                                     American Medical Technologies..........      (a)                350,000           765,625
                                     Executive Risk.........................                          75,000         2,578,125
                                     Frontier Insurance Group...............                         110,000         4,290,000
                                     Hooper Holmes..........................                         205,000         2,613,750
                                     Security First Network Bank............                          30,600           833,850
                                     Titan Holdings.........................                          84,000         1,197,000
                                                                                                                       _______
                                                                                                                    12,498,350
                                                                                                                       _______
  HEALTH SERVICES-9.8%               Atlantic Pharmaceuticals...............      (b)                140,000           966,875
                                     Complete Management....................                         310,000         4,766,250
                                     Comprehensive Care.....................      (a)                130,000         1,088,750
                                     Core...................................      (a)                152,500         1,544,063
                                     HemaCare...............................      (a)                325,000           690,625

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                             SHARES            VALUE
                                                                                                     _______           _______

  HEALTH SERVICES (CONTINUED)        Northstar Health Services..............      (a)                 15,500     $      27,125
                                     OncorMed...............................      (a)                250,000           843,750
                                     OnGard Systems.........................      (a)                220,000           797,500
                                     Pace Health Management Systems.........      (a)                200,000           925,000
                                                                                                                       _______
                                                                                                                    11,649,938
                                                                                                                       _______
  HEALTH TECHNOLOGY-21.6%            Avigen.................................                         290,000         1,758,125
                                     BioCryst Pharmaceuticals...............      (a)                280,000         4,235,000
                                     Bone Care International................                         130,000           780,000
                                     Boston Life Sciences...................      (a)              1,000,000           843,750
                                     ChiRex.................................                          50,000           612,500
                                     Cytoclonal Pharmaceutics...............                         135,000           523,125
                                     Cytoclonal Pharmaceutics, Cl. C (Warrants)                      200,000           275,000
                                     Fuisz Technologies.....................                         270,000         4,860,000
                                     MacroChem..............................      (a)                240,000           960,000
                                     Microvision............................                         140,000           787,500
                                     Microvision (Warrants).................                         140,000           323,750
                                     NeoPharm ..............................                          60,000           855,000
                                     NeoPharm (Warrants)....................                          12,500           100,000
                                     Oncor..................................                         550,000         2,750,000
                                     VIMRx Pharmaceuticals..................      (a)              1,150,000         5,246,875
                                     Virus Research Institute...............                         125,000           812,500
                                                                                                                       _______
                                                                                                                    25,723,125
                                                                                                                       _______
  INDUSTRIAL SERVICES-6.5%           Commodore Applied Technologies.........                         525,000         4,725,000
                                     Commodore Applied Technologies (Warrants)                       300,000           900,000
                                     ERD Waste..............................      (a)                285,000         2,155,312
                                                                                                                       _______
                                                                                                                     7,780,312
                                                                                                                       _______
  PROCESS INDUSTRIES-2.6%            Chromatics Color Science International.     (a)                 240,000           750,000
                                     Crompton & Knowles.....................                         125,000         1,875,000
                                     Ocal...................................                         150,000           515,625
                                                                                                                       _______
                                                                                                                     3,140,625
                                                                                                                       _______
  PRODUCER
    MANUFACTURING-.5%                Motorcar Parts & Accessories...........        (a)               50,000           612,500
                                                                                                                       _______
  RETAIL TRADE-.3%                   CML Group..............................                         100,000           412,500
                                                                                                                       _______
  TECHNOLOGY SERVICES-20.1%          IMNET Systems..........................      (a)                210,000         3,963,750
                                     Mercury Interactive....................      (a)                425,000         5,950,000
                                     Microware Systems......................                         260,000         5,362,500
                                     Safeguard Scientifics..................      (a)                 70,000         2,257,500
                                     Systems of Excellence..................      (a)                500,000         1,040,000

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                             SHARES           VALUE
                                                                                                     _______           _______

  TECHNOLOGY SERVICES
    (CONTINUED)                      Registry...............................                          22,000  $        731,500
                                     TriTeal................................                         325,000         4,631,250
                                                                                                                       _______
                                                                                                                    23,936,500
                                                                                                                       _______
  UTILITIES-.7%                      AMNEX..................................       (a)               250,000           859,375
                                                                                                                       _______
TOTAL INVESTMENTS (cost $146,067,532).......................................                           115.6%    $ 138,014,475
                                                                                                        ====           =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (15.6%)  $  (18,673,939)
                                                                                                        ====           =======
NET ASSETS..................................................................                           100.0%    $ 119,340,536
                                                                                                        ====           =======

NOTES TO STATEMENT OF INVESTMENTS:
(a)          Non-income producing.
(b)Security restricted as to public resale. Investment in restricted security, with an aggregate market value of $966,875, represents approximately .8% of net assets;
                                                           ACQUISITION      PURCHASE         PERCENTAGE OF
ISSUER                                                        DATE            PRICE            NET ASSETS    VALUATION*
___                                                          ______           _____            ________        ______
Atlantic Pharmaceuticals.....................               8/16/96           $6.12             .8%         15% discount
                                                                                                          to market value
*  The valuation of this security has been determined in good faith under the direction of the Board of Directors.



See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                             AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $146,067,532)-see statement.....................................                                      $138,014,475
    Cash....................................................................                                           145,111
    Receivable for shares of Common Stock subscribed........................                                         1,117,777
    Dividends and interest receivable.......................................                                             8,010
    Prepaid expenses........................................................                                            31,335
                                                                                                                       _______
                                                                                                                   139,316,708
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                   $     113,203
    Due to Distributor......................................................                          24,612
    Bank loans payable-Note 2...............................................                      16,599,850
    Payable for Common Stock redeemed.......................................                       2,862,868
    Payable for investment securities purchased.............................                         165,400
    Loan commitment fees and interest payable...............................                         119,451
    Accrued expenses........................................................                          90,788        19,976,172
                                                                                                      ______            ______
NET ASSETS  ................................................................                                      $119,340,536
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $129,548,179
    Accumulated net realized (loss) on investments..........................                                        (2,154,586)
    Accumulated net unrealized (depreciation) on investments................                                        (8,053,057)
                                                                                                                       _______
NET ASSETS at value applicable to 5,256,078 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                      $119,340,536
                                                                                                                       =======
NET ASSET VALUE, offering and redemption price per share
    ($119,340,536 / 5,256,078 shares).......................................                                            $22.71
                                                                                                                       =======


See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                   $    110,148
      Cash dividends........................................................                         75,605
                                                                                                     ______
            TOTAL INCOME....................................................                                   $     185,753
    EXPENSES:
      Management fee-Note 3(a)..............................................                        352,634
      Shareholder servicing costs-Note 3(b).................................                        187,457
      Interest-Note 2.......................................................                        119,374
      Registration fees.....................................................                         51,983
      Professional fees.....................................................                         41,673
      Custodian fees-Note 3(b)..............................................                         14,315
      Directors' fees and expenses-Note 3(c)................................                         13,713
      Prospectus and shareholders' reports..................................                         12,138
      Loan commitment fees-Note 2...........................................                          5,139
      Miscellaneous.........................................................                          1,010
                                                                                                     ______
            TOTALEXPENSES..................................................                         799,436
      Less-reduction in management fee due to undertaking-Note 3(a).........                         86,505
                                                                                                     ______
            NET EXPENSES....................................................                                         712,931
                                                                                                                      ______
            INVESTMENT (LOSS)-NET...........................................                                        (527,178)
                                                                                                                      ______
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 4:
    Net realized gain (loss) on investments:
      Long transactions.....................................................                    $(2,195,261)
      Short sale transactions...............................................                         40,675
                                                                                                     ______
      NET REALIZED (LOSS)...................................................                                      (2,154,586)
    Net unrealized (depreciation) on investments............................                                      (8,053,057)
                                                                                                                      ______
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                     (10,207,643)
                                                                                                                      ______
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                    $(10,734,821)
                                                                                                                      ======




See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996
OPERATIONS:
    Investment (loss)-net..................................................                                   $       (527,178)
    Net realized (loss) on investments.....................................                                         (2,154,586)
    Net unrealized (depreciation) on investments for the period............                                         (8,053,057)
                                                                                                                       _______
      NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............                                        (10,734,821)
                                                                                                                       _______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................                                        320,310,618
    Cost of shares redeemed................................................                                       (190,235,261)
                                                                                                                       _______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...............                                        130,075,357
                                                                                                                       _______
          TOTAL INCREASE IN NET ASSETS.....................................                                        119,340,536
NET ASSETS:
    Beginning of period....................................................                                              __
                                                                                                                       _______
    End of period..........................................................                                      $ 119,340,536
                                                                                                                       =======

                                                                                                                       SHARES
                                                                                                                       _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                                         13,250,405
    Shares redeemed........................................................                                         (7,994,327)
                                                                                                                       _______
      NET INCREASE IN SHARES OUTSTANDING...................................                                          5,256,078
                                                                                                                       =======



See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995
(commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.

PER SHARE DATA:
    Net asset value, beginning of period....................................................         $12.50
                                                                                                        ___
    INVESTMENT OPERATIONS:
    Investment (loss)-net...................................................................           (.10)
    Net realized and unrealized gain on investments.........................................          10.31(1)
                                                                                                        ___
      TOTAL FROM INVESTMENT OPERATIONS......................................................          10.21
                                                                                                        ___
    Net asset value, end of period..........................................................         $22.71
                                                                                                        ===
TOTAL INVESTMENT RETURN.....................................................................          81.68%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.......................................           1.16%(2)
    Ratio of interest expense and loan commitment fees to average net assets................            .24%(2)
    Ratio of net investment loss to average net assets......................................          (1.04%)(2)
    Decrease reflected in above expense ratio due to
      undertaking by the Manager............................................................            .17%(2)
    Portfolio Turnover Rate.................................................................         125.17%(2)
    Average commission rate paid (3)........................................................         $.0543
    Net Assets, end of period (000's omitted)...............................................       $119,341
(1)    In addition to the net realized and unrealized loss on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(2)  Not annualized.
(3)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Aggressive Growth Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    At year end, the Fund reclassified its current year loss from operations of $527,178 from accumulated investment loss-net to paid-in-surplus.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $33,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
1996. The carryover does not include net realized securities losses from November 1, 1995 through August 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $40 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee is paid on the line of credit utilized for leveraging. Outstanding borrowings under both arrangements on August 31, 1996 amounted to $16.6 million.
    The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 1996 was approximately $2 million with a related weighted average annualized interest rate of 6.38%. The maximum amount borrowed at any time during the period ended August 31, 1996 was $19.9 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1\2% of the first $30 million, 2% of the next $70 million and 1 1\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager had undertaken from September 29, 1995 through August 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $86,505 during the period ended August 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $117,545 pursuant to the Shareholder Services Plan.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $37,522 during the period from December 1, 1995 through August 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through August 31, 1996, $8,365 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) BROKERAGE COMMISSION: During the period ended August 31, 1996, the Fund incurred total brokerage commissions of $300,047 of which $90 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1996 is summarized as follows:

                                                                                         PURCHASES            SALES
                                                                                        _________             ________
    Long transactions................................................                $214,798,842          $66,538,991
    Short sale transactions..........................................                     189,075              229,750
                                                                                        _________             ________
      TOTAL..........................................................                $214,987,917          $66,768,741
                                                                                        =========             ========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At August 31, 1996, there were no securities sold short outstanding.
    (B) At August 31, 1996, accumulated net unrealized depreciation on investments was $8,053,057, consisting of $13,660,731 gross unrealized appreciation and $21,713,788 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS AGGRESSIVE GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS AGGRESSIVE GROWTH FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Growth Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of August 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Growth Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
September 27, 1996



[Dreyfus lion "d" logo]
DREYFUS AGGRESSIVE GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            256AR968
[Dreyfus logo]
Aggressive Growth
Fund
Annual Report
August 31, 1996